The Covered Bridge Fund

Class A Shares (TCBAX)

Class I Shares (TCBIX)

(a series of Northern Lights Fund Trust III)

Supplement dated October 15, 2015
to the Statement of Additional Information dated February 1, 2015.

The information below replaces similar disclosure contained in the first six paragraphs of the section entitled “POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS” found on page 27 of The Covered Bridge Fund’s (the “Fund”) Statement of Additional Information.

The Trust has adopted policies and procedures that govern the disclosure of the Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust's policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust's shareholders and those of the Trust's affiliates.

The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

Within thirty days after the end of each quarter, the Adviser posts on the Fund’s website a profile of the Fund which typically includes the Fund’s top ten holdings. The Fund may choose to make available, no sooner than thirty days after the end of each quarter, a complete schedule of its portfolio holdings as of the last day of the month.

The Fund may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

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You should read this Supplement in conjunction with the Fund’s currently effective Prospectus and Statement of Additional Information, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-525-2151.

Please retain this Supplement for future reference.